                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                           --------------------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)       AUGUST 18, 1997
                                                 -------------------------------

                            U.S. ENERGY SYSTEMS, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


         DELAWARE                         0-10238              52-1216347
-----------------------------    ------------------------- ---------------------
(STATE OR OTHER JURISDICTION            (COMMISSION           (IRS EMPLOYER
     OF INCORPORATION)                  FILE NUMBER)         IDENTIFICATION NO.)



 515 NORTH FLAGLER DRIVE, SUITE 702, WEST PALM BEACH, FL            33401
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      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE      (561) 820-9779
                                                   ----------------------------

                                       N/A
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          (FORMER NAME OR FORMER ADDRESS; IF CHANGED SINCE LAST REPORT)



                              Page 1 of ___ pages.
                           Exhibit Index at Page ___.


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On August 4, 1997, U.S. Energy Systems, Inc. (the "Company") entered into a definitive merger agreement with American Enviro-Services, Inc., an Indiana corporation ("AES"), pursuant to which AES would become a wholly-owned subsidiary of the Company (the "Merger"). AES, which operates from its Newburgh, Indiana facility, provides multifaceted environmental services primarily in the Midwestern United States. The Merger was consummated on August 18, 1997.

         In connection with the consummation of the Merger, which was accounted for under the purchase method of accounting, the Company issued 665,000 shares of its Common Stock and paid $150,000 in cash to the shareholders of AES. The aggregate purchase price was determined by the Company's Board of Directors based upon an analysis of projected future cash flows, comparable companies and comparable transactions. The cash portion of the purchase price was paid from the Company's working capital reserves.

         In addition, Howard Nevins signed a three-year employment agreement with the Company to continue to serve as the President of AES and to serve as Executive Vice President of the Company's Environmental Division. Mr. Nevins was also appointed to the Board of Directors of the Company.



ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

         a.       Financial Statements of Business Acquired.

         Financial statements of the business acquired will be provided pursuant to an amendment to this Form 8-K, unless "previously filed," as such term is defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         b.       Pro Forma Financial Information.

         Pro Forma financial information will be provided pursuant to an amendment to this Form 8-K, unless "previously filed," as such term is defined in Rule 12b-2 of the Exchange Act.






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         c.       Exhibits


    EXHIBIT                                                                              SEQUENTIAL
      NO.                             DESCRIPTION                                        PAGE NUMBER
    -------                           -----------                                        -----------
      2.1        Merger Agreement by and between U.S. Energy Systems, Inc.,
                 AES Merger Corp., American Enviro-Services, Inc., and the
                 Shareholders of American Enviro-Services, dated as of August 4,
                 1997.*

      10.1       Form of Employment Agreement by and between U.S. Energy
                 Systems, Inc. and Howard Nevins.*

      99.1 Press release dated August 19, 1997, announcing the consummation of the Merger.

         *Incorporated by reference to the Company's Current Report on Form 8-K dated August 12, 1997.



                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


August 22, 1997                     U.S. ENERGY SYSTEMS, INC.



                                    By: /s/ Seymour J. Beder
                                       ---------------------------------------
                                       Seymour J. Beder
                                       Chief Financial Officer, Controller and
                                       Treasurer


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